UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

# John Hancock
# Regional Bank Fund

**Annual Report**
10.31.08

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

The 12 months ended October 31, 2008, captured a remarkable period in U.S. financial markets, in which only cash investments and select government bonds produced positive results. Damage from the U.S. subprime mortgage meltdown spread rapidly through the domestic financial sector, propelled by a crisis of confidence and massive deleveraging. Incredibly, Fannie Mae, Freddie Mac, AIG, Washington Mutual, Wachovia, National City and all the major independent U.S. investment banks either failed, were seized by the government, merged out of existence or fundamentally altered their corporate structure.

“The 12 months ended October 31,
2008, captured a remarkable period
in U.S. financial markets, in which
only cash and select government
bonds produced positive results.”

For the year, John Hancock Regional Bank Fund’s Class A shares returned –23.53% at net asset value. By comparison, returns for the Fund’s benchmark, the Standard & Poor’s 1500 Supercomposite Bank Index, and the average open-end specialty-financial fund tracked by Morningstar, Inc., were –44.24% and –43.49%, respectively. The Fund’s relative performance benefited from our conservative positioning. First, we favored stocks of companies that derive a greater portion of their revenues from fee-based services, rather than traditional spread lending. Second, we generally avoided the less-regulated companies that originated and securitized troubled real estate loans. Third, we were under-represented in firms with large exposure to construction loans, which significantly underperformed. Many of our stock selection decisions contributed to relative results. It was beneficial that the Fund was underweight in Washington Mutual, which we sold, and did not own Fannie Mae and Freddie Mac. Rather, we favored high-quality, safe-haven regional banks with limited mortgage exposure, such as WestAmerica Bancorp., Hancock Holding Co., Prosperity Bancshares, Inc. and Signature Bank. All of these stocks had positive returns despite the challenging environment. The key detractors from absolute and relative results tended to be companies with outsized mortgage- or construction-related exposure, including Wachovia Corp., Colonial BancGroup, Inc. and East West Bancorp, Inc., the latter of which we sold. The other key detractor was Bank of America Corp., hurt by deteriorating credit conditions and investor worry about the effect of the firm’s acquisition of troubled mortgage lender Countrywide Financial.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

6	Regional Bank Fund | Annual report

A look at performance

For the period ended October 31, 2008

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	1-3-92	–27.34	–1.81	2.17	—	–27.34	–8.71	23.90	—

B	10-4-85	–26.75	–1.68	2.12	—	–26.75	–8.12	23.39	—

C	3-1-99	–24.59	–1.49	—	1.57	–24.59	–7.25	—	16.24

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class A — 1.27%, Class B — 1.98%, Class C — 1.98%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Annual report | Regional Bank Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Regional Bank Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index

B2	10-31-98	$12,339	$12,339	$10,403

C2	3-1-99	11,624	11,624	9,203

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of October 31, 2008. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 1500 Supercomposite Bank Index3 — is an unmanaged index of banking sector stocks in the S&P 1500 index.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 Total return for index is not available for the 10-year period.

8	Regional Bank Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2008, with the same investment held until October 31, 2008.

	Account value	Ending value	Expenses paid during
	on 5-1-08	on 10-31-08	period ended 10-31-08[1]

Class A	$1,000.00	$910.40	$6.43

Class B	1,000.00	907.20	9.92

Class C	1,000.00	907.30	9.88

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2008, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Regional Bank Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2008, with the same investment held until October 31, 2008. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-08	on 10-31-08	period ended 10-31-08[1]

Class A	$1,000.00	$1,018.40	$6.80

Class B	1,000.00	1,014.70	10.48

Class C	1,000.00	1,014.80	10.43

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.34%, 2.07% and 2.06% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/366 (to reflect the one-half year period).

10	Regional Bank Fund | Annual report

Portfolio summary

Top 10 holdings[1]

PNC Financial Services Group, Inc.	4.5%	SVB Financial Group	3.7%

JPMorgan Chase & Co.	4.3%	M&T Bank Corp.	3.4%

Commerce Bancshares, Inc.	4.2%	Wells Fargo & Co.	3.4%

Cullen/Frost Bankers, Inc.	4.0%	TCF Financial Corp.	3.3%

People’s United Financial, Inc.	3.9%	Bank of America Corp.	3.1%

Industry distribution[1]

Regional banks	60%	Asset management & custody banks	7%

Thrifts & mortgage finance	10%	Diversified banks	6%

Diversified financial services	8%	Short-term investments & other	9%

1 As a percentage of net assets on October 31, 2008.

Annual report | Regional Bank Fund	11

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into four main categories: bonds, common stocks, convertible preferred stock and short-term investments. Bonds, common stocks and convertible preferred stock are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer	rate	date	rating (A)	(000)	Value

Bonds 0.20%					$1,781,440
(Cost $3,717,359)

Regional Banks 0.20%					1,781,440

CBG Florida REIT Corp. (S)	7.114%	5-29-49	BB+	$3,900	797,538

Webster Capital Trust IV (P)	7.650	6-15-37	BB+	3,275	983,902

Issuer				Shares	Value

Common stocks 90.00%					$815,205,433
(Cost $475,029,063)

Asset Management & Custody Banks 7.18%					65,039,004

Bank of New York Mellon Corp.				851,841	27,770,017

Northern Trust Corp.				257,795	14,516,436

State Street Corp.				524,857	22,752,551

Diversified Banks 5.81%					52,628,132

Comerica, Inc.				171,939	4,743,797

U.S. Bancorp				565,963	16,871,357

Wells Fargo & Co.				910,807	31,012,978

Diversified Financial Services 7.92%					71,738,984

Bank of America Corp.			1,180,332		28,528,625

Citigroup, Inc.				316,168	4,315,693

JPMorgan Chase & Co.				942,901	38,894,666

Regional Banks 59.67%					540,503,579

BancorpSouth, Inc.				27,900	677,133

Bank of the Ozarks, Inc.				47,509	1,444,274

BB&T Corp.				774,877	27,779,340

Bryn Mawr Bank Corp.				383,894	8,134,714

City Holding Co.				85,335	3,570,416

CoBiz Financial, Inc.				663,468	7,722,767

Colonial BancGroup, Inc.			1,828,852		7,425,139

Commerce Bancshares, Inc.				809,163	38,257,227

Cullen/Frost Bankers, Inc.				649,693	36,363,317

F.N.B. Corp.				958,737	12,559,455

First Horizon National Corp.				755,895	9,002,709

First Midwest Bancorp, Inc.				302,332	6,714,794

See notes to financial statements

12	Regional Bank Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Regional Banks (continued)

Hancock Holding Co.	465,738	$20,566,990

Huntington Bancshares, Inc.	1,159,016	10,952,701

IBERIABANK Corp.	143,403	7,304,949

Independent Bank Corp.	606,217	17,440,863

Investors Bancorp, Inc. (I)	93,395	1,341,152

KeyCorp	712,144	8,709,521

M&T Bank Corp.	383,229	31,079,872

MB Financial, Inc.	331,000	9,834,010

National City Corp.	3,045,048	8,221,630

Pacific Continental Corp.	80,579	1,148,251

Pinnacle Financial Partners, Inc. (I)	101,294	2,963,862

PNC Financial Services Group, Inc.	613,392	40,894,845

Prosperity Bancshares, Inc.	607,661	20,180,422

S.Y. Bancorp, Inc.	31,903	878,609

SCBT Financial Corp.	239,921	7,273,923

Signature Bank (I)	694,816	22,637,105

Southcoast Financial Corp. (I)	138,220	711,833

SunTrust Banks, Inc.	397,935	15,973,111

SVB Financial Group (I)	656,068	33,754,699

Synovus Financial Corp.	675,678	6,979,754

TCF Financial Corp.	1,687,384	29,934,192

Texas Capital Bancshares, Inc. (I)	665,787	11,884,298

TriCo Bancshares	588,889	12,684,669

UCBH Holdings, Inc.	532,227	2,810,159

Washington Trust Bancorp, Inc.	401,890	8,568,295

WestAmerica Bancorp.	392,646	22,478,983

Zions Bancorp	620,404	23,643,596
Thrifts & Mortgage Finance 9.42%		85,295,734

Abington Bancorp, Inc.	273,814	2,833,975

Astoria Financial Corp.	265,050	5,041,251

Beneficial Mutual Bancorp, Inc.	14,904	176,612

Berkshire Hills Bancorp, Inc.	321,034	8,356,515

Danvers Bancorp, Inc.	37,315	458,228

Dime Community Bancshares, Inc.	318,539	5,319,601

ESSA Bancorp, Inc.	161,539	2,238,931

Flushing Financial Corp.	276,660	4,302,063

Hudson City Bancorp, Inc.	546,190	10,273,834

New York Community Bancorp, Inc.	305,887	4,790,191

Parkvale Financial Corp.	80,634	1,207,897

People’s United Financial, Inc.	1,995,846	34,927,305

Sovereign Bancorp, Inc.	376,404	1,091,572

WSFS Financial Corp.	89,362	4,277,759

See notes to financial statements

Annual report | Regional Bank Fund	13

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Convertible preferred stock 0.58%		$5,255,200
(Cost $6,569,000)

Regional Banks 0.58%		5,255,200

South Financial Group, Inc., 10.00%	6,569	5,255,200

	Par value
Issuer, description, maturity date	(000)	Value

Short-term investments 8.65%		$78,339,000
(Cost $78,339,000)

Joint Repurchase Agreement 8.65%		78,339,000

Joint Repurchase Agreement with Barclays PLC dated 10-31-08
at 0.15% to be repurchased at $78,339,979 on 11-3-08,
collateralized by $94,965,572 U.S. Treasury Inflation Indexed Note
1.75% on 1-15-28 (valued at $79,905,780 including interest).
	$78,339	78,339,000

Total investments (Cost $563,654,422)† 99.43%		$900,581,073

Other assets and liabilities, net 0.57%		$5,299,548

Total net assets 100.00%		$905,880,621

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $563,804,132. Net unrealized appreciation aggregated $336,776,941, of which $384,661,781 related to appreciated investment securities and $47,884,840 related to depreciated investment securities.

Written options for the year ended October 31, 2008 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	8	$1,322

Options written	1,050	257,696

Options closed	(300)	(59,699)

Options exercised	(758)	(199,319)

Options expired	0	0
Outstanding, end of period	0	0

The Fund had no outstanding written options on October 31, 2008.

See notes to financial statements

14	Regional Bank Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (Cost $563,654,422)	$900,581,073
Cash	657
Receivable for investments sold	4,119,131
Receivable for shares sold	1,817,474
Dividends and interest receivable	1,822,266
Receivable from affiliates	205,302
Total assets	908,545,903

Liabilities

Payable for investments purchased	198,650
Payable for shares repurchased	967,427
Payable to affiliates
Management fees	560,500
Distribution and service fees	274,366
Other	510,731
Other payables and accrued expenses	153,608

Total liabilities	2,665,282

Net assets

Capital paid-in	456,455,547
Accumulated net realized gain on investments and options written	111,296,947
Net unrealized appreciation of investments and options written	336,926,651
Accumulated net investment income	1,201,476

Net assets	$905,880,621

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($813,244,249 ÷ 44,707,058 shares)	$18.19
Class B ($55,378,349 ÷ 3,094,953 shares)[1]	$17.89
Class C ($37,258,023 ÷ 2,080,911 shares)[1]	$17.90

Maximum offering price per share

Class A ($18.19 ÷ 95.0%)[2]	$19.15

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Regional Bank Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$36,127,822
Interest	817,359

Total investment income	36,945,181

Expenses

Investment management fees (Note 5)	7,780,676
Distribution and service fees (Note 5)	3,658,878
Transfer agent fees (Note 5)	2,350,974
Accounting and legal services fees (Note 5)	118,447
Printing fees	113,353
Custodian fees	103,295
Professional fees	89,673
Trustees’ fees	45,989
Blue sky fees	43,376
Miscellaneous	35,535

Total expenses	14,340,196
Less expense reductions (Note 5)	(29,194)

Net expenses	14,311,002

Net investment income	22,634,179

Realized and unrealized gain (loss)

Net realized gain on
Investments	132,614,683
Options written	208,168
132,822,851
Change in net unrealized appreciation (depreciation) of
Investments	(467,986,551)
Options written	(1,322)
(467,987,873)
Net realized and unrealized loss	(335,165,022)

Decrease in net assets from operations	($312,530,843)

See notes to financial statements

16	Regional Bank Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-07	10-31-08

Increase (decrease) in net assets
From operations
Net investment income	$30,003,795	$22,634,179
Net realized gain	413,697,858	132,822,851
Change in net unrealized appreciation (depreciation)	(516,570,897)	(467,987,873)

Decrease in net assets resulting from operations	(72,869,244)	(312,530,843)

Distributions to shareholders
From net investment income
Class A	(28,308,424)	(21,499,004)
Class B	(1,984,399)	(1,256,758)
Class C	(446,261)	(529,681)
From net realized gain
Class A	(221,045,797)	(308,940,850)
Class B	(29,348,221)	(30,312,408)
Class C	(5,864,208)	(8,325,933)
	(286,997,310)	(370,864,634)
From Fund share transactions (Note 4)	(220,361,601)	161,056,706

Total decrease	(580,228,155)	(522,338,771)

Net assets

Beginning of year	2,008,447,547	1,428,219,392
End of year[1]	$1,428,219,392	$905,880,621

1 Includes accumulated (distributions in excess of) net investment income of $1,852,824 and $1,201,476, respectively.

See notes to financial statements

Annual report | Regional Bank Fund	17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$42.80	$45.33	$41.76	$41.79	$34.06
Net investment income[1]	0.61	0.68	0.67	0.66	0.47
Net realized and unrealized gain
(loss) on investments	5.07	0.52	4.33	(2.28)	(7.04)
Total from investment operations	5.68	1.20	5.00	(1.62)	(6.57)
Less distributions
From net investment income	(0.58)	(0.69)	(0.70)	(0.68)	(0.52)
From net realized gain	(2.57)	(4.08)	(4.27)	(5.43)	(8.78)
	(3.15)	(4.77)	(4.97)	(6.11)	(9.30)
Net asset value, end of year	$45.33	$41.76	$41.79	$34.06	$18.19
Total return (%)[2]	14.13	2.61	12.96	(5.01)	(23.53)

Ratios and supplemental data

Net assets, end of year (in millions)	$1,587	$1,717	$1,702	$1,268	$813
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.33	1.29	1.27	1.35
Expenses net of all fee waivers	1.34	1.33	1.29	1.27	1.35
Expenses net of all fee waivers
and credits	1.34	1.33	1.29	1.27	1.35
Net investment income	1.44	1.62	1.66	1.76	2.33
Portfolio turnover (%)	5	3	7	13	23

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to financial statements

18	Regional Bank Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$42.48	$44.96	$41.39	$41.37	$33.66
Net investment income[1]	0.30	0.35	0.38	0.38	0.34
Net realized and unrealized gain
(loss) on investments	5.04	0.55	4.28	(2.25)	(6.97)
Total from investment operations	5.34	0.90	4.66	(1.87)	(6.63)
Less distributions
From net investment income	(0.29)	(0.39)	(0.41)	(0.41)	(0.36)
From net realized gain	(2.57)	(4.08)	(4.27)	(5.43)	(8.78)
	(2.86)	(4.47)	(4.68)	(5.84)	(9.14)
Net asset value, end of year	$44.96	$41.39	$41.37	$33.66	$17.89
Total return (%)[2]	13.32	1.90	12.16	(5.70)	(24.09)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$885	$385	$261	$125	$55
Ratios (as a percentage of average net assets):
Expenses before reductions	2.04	2.03	1.99	1.98	2.07
Expenses net of all fee waivers	2.04	2.03	1.99	1.98	2.06
Expenses net of all fee waivers
and credits	2.04	2.03	1.99	1.98	2.06
Net investment income	0.70	0.84	0.95	1.03	1.64
Portfolio turnover (%)	5	3	7	13	23

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total return would have been lower had certain expenses not been reduced during the period shown.

See notes to financial statements

Annual report | Regional Bank Fund	19

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$42.48	$44.96	$41.39	$41.37	$33.66
Net investment income[1]	0.30	0.37	0.39	0.38	0.31
Net realized and unrealized gain
(loss) on investments	5.04	0.53	4.27	(2.25)	(6.93)
Total from investment operations	5.34	0.90	4.66	(1.87)	(6.62)
Less distributions
From net investment income	(0.29)	(0.39)	(0.41)	(0.41)	(0.36)
From net realized gain	(2.57)	(4.08)	(4.27)	(5.43)	(8.78)
	(2.86)	(4.47)	(4.68)	(5.84)	(9.14)
Net asset value, end of year	$44.96	$41.39	$41.37	$33.66	$17.90
Total return (%)[2]	13.32	1.90	12.16	(5.70)	(24.06)

Ratios and supplemental data

Net assets, end of year (in millions)	$52	$43	$45	$35	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	2.04	2.03	1.99	1.98	2.06
Expenses net of all fee waivers	2.04	2.03	1.99	1.98	2.06
Expenses net of all fee waivers
and credits	2.04	2.03	1.99	1.98	2.06
Net investment income	0.72	0.90	0.96	1.04	1.59
Portfolio turnover (%)	5	3	7	13	23

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to financial statements

20	Regional Bank Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Regional Bank Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Listed options if no closing price is available are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such

Annual report | Regional Bank Fund	21

securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities whose prices cannot be provided by an independent pricing service are valued at prices provided by broker-dealers.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. When a Fund enters into a repurchase agreement, it receives delivery of collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is generally 102% of the repurchase amount.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class A, Class B and Class C shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The fund had no outstanding borrowings under the line of credit on October 31, 2008.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized

22	Regional Bank Fund | Annual report

payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Options

The Fund may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio).

A Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

When the Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years or interim periods beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of October 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

Annual report | Regional Bank Fund	23

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gains distributions, if any, are distributed annually. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $40,503,417 and long-term capital gain $246,493,893. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $42,727,413 and long-term capital gain $328,137,221. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2008, the components of distributable earnings on a tax basis included $1,271,720 of undistributed ordinary income and $111,483,706 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3
Risks and uncertainties

Small and medium size company risk

Stocks of small and medium-size companies tend to be more volatile than those of large companies, and may underperform stocks of large companies. Small and medium-size companies may have limited product lines or markets, less access to financial resources or less operating experience, or may depend on a few key employees. Given this, small and mid-cap stocks may be thinly traded, leading to additional liquidity risk due to the inabilities to trade in large volume.

Sector risk — financial industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to

24	Regional Bank Fund | Annual report

honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s average daily net asset value, (b) 0.75% of the next $500,000,000, (c) 0.735% of the next $1,000,000,000 and (d) 0.725% of the Fund’s average daily net asset value in excess of $2,000,000,000. The effective rate for the year ended October 31, 2008 is 0.77% of the Fund’s average daily net asset value. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to pay JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2008, JH Funds received net up-front sales charges of $1,411,613 with regard to sales of Class A shares. Of this amount, $224,907 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,162,396 was paid as sales commissions to unrelated broker-dealers and $24,310 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2008, CDSCs received by JH Funds amounted to $160,541 for Class B shares and $21,713 for Class C shares.

Annual report | Regional Bank Fund	25

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05%, 0.05% and 0.05%, for Classes A, B, and C, respectively, of each class’s average daily net assets.

• For the period of November 1, 2007 to  May 31, 2008, the Fund paid a monthly fee which is based on an annual rate of $15.00, $17.50 and $16.50 for each shareholder account for Class A, B and C, respectively. Effective June 1, 2008, all classes paid a monthly fee based on an annual rate of $16.50 per shareholder account.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

The Fund receives earnings credits from Signature Services as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended October 31, 2008, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $29,194 for transfer agent credits earned.

Class level expenses (including transfer agent out-of-pocket expenses) for the year ended October 31, 2008 were as follows:

	Transfer	Distribution and
Share class	agent fees	service fees

Class A	$2,099,565	$2,591,658
Class B	175,563	742,300
Class C	75,846	324,920
Total	$2,350,974	$3,658,878

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year amounted to $118,447 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

26	Regional Bank Fund | Annual report

Note 6
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the year ended October 31, 2007, and the year ended October 31, 2008, along with the corresponding dollar value.

	Year ended 10-31-07		Year ended 10-31-08
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,553,808	$98,613,718	9,008,152	$174,723,613
Distributions reinvested	6,057,017	226,744,438	13,772,039	301,170,998
Repurchased	(12,119,708)	(445,571,207)	(15,291,074)	(322,548,477)
Net increase (decrease)	(3,508,883)	($120,213,051)	7,489,117	$153,346,134

Class B shares

Sold	187,972	$6,989,709	698,569	$13,770,579
Distributions reinvested	773,024	28,637,498	1,340,421	28,957,895
Repurchased	(3,542,047)	(133,450,638)	(2,676,625)	(55,273,884)
Net decrease	(2,581,051)	($97,823,431)	(637,635)	($12,545,410)

Class C shares

Sold	232,731	$8,218,336	1,440,863	$28,565,130
Distributions reinvested	158,041	5,855,383	388,877	8,383,493
Repurchased	(451,423)	(16,398,838)	(780,752)	(16,692,641)
Net increase (decrease)	(60,651)	($2,325,119)	1,048,988	$20,255,982

Net increase (decrease)	(6,150,585)	($220,361,601)	7,900,470	$161,056,706

Note 7
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2008, aggregated $223,101,292 and $486,035,929, respectively.

Annual report | Regional Bank Fund	27

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of
John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

28	Regional Bank Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2008.

The Fund has designated distributions to shareholders of $349,433,309, or if subsequently different, as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2008, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

Annual report | Regional Bank Fund	29

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Regional
Bank Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Regional Bank Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The

30	Regional Bank Fund | Annual report

key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark indices. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance for all periods under review was lower than the performance of the Peer Group and Category medians and one of its benchmark indices, the Standard & Poor’s 500 Index. The Board viewed favorably that the Fund’s performance for the 1-, 3- and 5-year periods was higher than the performance of its other benchmark index, the S&P 1500 Bank Index. The Adviser presented information regarding the Fund’s year-to-date performance, which showed that the Fund’s performance was in line with its benchmark indices. The Adviser discussed with the Board recent changes made in managing the Fund’s portfolio and plans designed to improve performance.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group and lower than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group and Category medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Gross Expense Ratio and Net Expense Ratio were lower than the Category and Peer Group medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and plans for improving performance supported the re-approval of the Advisory Agreements.

Annual report | Regional Bank Fund	31

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

32	Regional Bank Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	2004	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Annual report | Regional Bank Fund	33

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	1991	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	1993	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2005	50

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

34	Regional Bank Fund | Annual report

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and
Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | Regional Bank Fund	35

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin was appointed by the Board as Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

36	Regional Bank Fund | Annual report

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadviser
Deborah C. Jackson	MFC Global Investment
Charles L. Ladner*	Management (U.S.), LLC
Stanley Martin*
Dr. John A. Moore*	Principal distributor
Patti McGill Peterson*	John Hancock Funds, LLC
Steven R. Pruchansky
*Members of the Audit Committee	Custodian
†Non-Independent Trustee	State Street Bank & Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Independent registered
Francis V. Knox, Jr.	public accounting firm
Chief Compliance Officer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | Regional Bank Fund	37

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Regional Bank Fund.	0100A 10/08
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/08

John Hancock
MUTUAL FUNDS

# John Hancock
# Small Cap Equity Fund

**Annual Report**
10.31.08

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

In August, Daniel H. Cole assumed the leadership of the Fund’s investment management team, replacing Henry Mehlman and Alan Norton, who left to pursue other opportunities.

U.S. stocks plunged during the 12 months ended October 31, 2008. The primary catalyst for this sharp decline was a persistent worsening of credit and liquidity problems affecting the financial sector, which reached a crisis level in September when a number of major financial institutions were forced into bankruptcy, government conservatorship, or takeover by a competitor. The credit and financial stress also weighed on an already weak economy. As the financial and economic difficulties intensified, the stock market fell steadily, especially in the last two months of the period.

“U.S. stocks plunged during the 12
months ended October 31, 2008.”

For the year ended October 31, 2008, John Hancock Small Cap Equity Fund’s Class A shares posted a total return of –48.86% at net asset value, trailing the –41.57% average return of Morningstar’s Small Growth fund category and the –37.87% return of the Russell 2000 Growth Index. Stock selection in the portfolio’s two largest sector weightings — health care and information technology — were the Fund’s main detractors. The weakest performers were Providence Service Corp., which provides counseling, foster care and other social services, and VistaPrint Ltd, which provides online customized marketing products and services. Two other notable detractors included commodities brokerage FCStone Group and fuel-cell maker Medis Technologies, both of which were eliminated from the portfolio.

The financial stocks in the portfolio contributed positively to relative performance, led by small, well-capitalized regional banks that held up well in a difficult financial environment because of their limited exposure to the bad loans and mortgage-related securities that sparked the credit crisis. Examples from the portfolio included PrivateBancorp, and Signature Bank. Other top contributors included medical device maker NuVasive, Inc. and aircraft manufacturer AeroVironment, Inc.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Small Cap Equity Fund | Annual report

A look at performance

For the period ended October 31, 2008

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	1-3-94	–51.41	–5.20	2.86	—	–51.41	–23.43	32.56	—

B	1-3-94	–51.81	–5.29	2.81	—	–51.81	–23.78	31.92	—

C	5-1-98	–49.74	–4.90	2.67	—	–49.74	–22.21	30.10	—

I1	8-15-01	–48.53	–3.66	—	–5.80	–48.53	–17.02	—	–34.99

R1[1]	8-5-03	–48.93	–4.44	—	–1.58	–48.93	–20.32	—	–7.99

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class A — 1.40%, Class B — 2.10%, Class C — 2.10%, Class I — 0.83%, Class R1 — 1.82% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I and Class R1 share prospectuses.

Annual report | Small Cap Equity Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Small Cap Equity Fund Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 2000 Growth Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B2	10-31-98	$13,192	$13,192	$11,750

C2	10-31-98	13,010	13,010	11,750

I3	8-15-01	6,501	6,501	10,194

R1[3]	8-5-03	9,201	9,201	11,556

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R1 shares, respectively, as of October 31, 2008. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Growth Index is an unmanaged index that measures performance of those companies within the Russell 2000 index with high price-to-book ratios and higher forecasted values.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund's Class I and Class R1 share prospectuses.

8	Small Cap Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2008 with the same investment held until October 31, 2008.

	Account value	Ending value	Expenses paid during
	on 5-1-08	on 10-31-08	period ended 10-31-08[1]

Class A	$1,000.00	$672.40	$6.77

Class B	1,000.00	669.60	9.78

Class C	1,000.00	670.10	9.74

Class I	1,000.00	674.90	3.54

Class R1	1,000.00	673.00	6.14

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2008, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Small Cap Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2008, with the same investment held until October 31, 2008. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-08	on 10-31-08	period ended 10-31-08[1]

Class A	$1,000.00	$1,017.00	$8.16

Class B	1,000.00	1,013.40	11.79

Class C	1,000.00	1,013.50	11.74

Class I	1,000.00	1,020.90	4.27

Class R1	1,000.00	1,017.80	7.41

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.61%, 2.33%, 2.32%, 0.84% and 1.46% for Class A, Class B, Class C, Class I and Class R1, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/366 (to reflect the one-half year period).

10	Small Cap Equity Fund | Annual report

Portfolio summary

Top 10 holdings[1]

NuVasive, Inc.	2.8%	Genesee & Wyoming, Inc. (Class A)	2.4%

Comtech Telecommunications Corp.	2.7%	iRobot Corp.	2.3%

FTI Consulting, Inc.	2.6%	Concur Technologies, Inc.	2.1%

ResMed, Inc.	2.5%	ProAssurance Corp.	2.1%

AeroVironment, Inc.	2.5%	Force Protection, Inc.	2.1%

Sector distribution[1,2]

Health care	29%	Energy	8%

Information technology	20%	Consumer staples	3%

Industrials	16%	Materials	2%

Consumer discretionary	12%	Other	1%

Financials	9%

1 As a percentage of net assets on October 31, 2008.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Small Cap Equity Fund	11

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into four main categories: bonds, common stocks, warrants and short-term investments. Bonds, common stocks and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 0.72%					$2,223,760
(Cost $3,850,000)

Oil & Gas Exploration & Production 0.72%					2,223,760

Interoil Corp.
Sub Conv Deb (B)(G)	8.00%	05-09-13	B	$3,850	2,223,760

Issuer				Shares	Value

Common stocks 98.23%					$302,731,984
(Cost $406,390,286)

Aerospace & Defense 2.46%					7,578,868

AeroVironment, Inc. (I)				210,993	7,578,868

Air Freight & Logistics 1.40%					4,324,375

Hub Group, Inc. (Class A) (I)				137,500	4,324,375

Airlines 1.81%					5,576,200

Allegiant Travel Co. (I)				140,000	5,576,200

Apparel, Accessories & Luxury Goods 1.01%					3,127,020

Under Armour, Inc. (Class A) (I)				120,270	3,127,020

Application Software 4.60%					14,182,279

Concur Technologies, Inc. (I)				260,645	6,576,074

Monotype Imaging Holdings, Inc. (I)				401,901	2,736,946

Tyler Technologies, Inc. (I)				223,317	3,034,878

Ultimate Software Group, Inc. (I)				137,613	1,834,381

Automotive Retail 0.62%					1,897,700

O’Reilly Automotive, Inc. (I)				70,000	1,897,700

Biotechnology 3.21%					9,892,507

BioMarin Pharmaceutical, Inc. (I)				211,156	3,868,378

Isis Pharmaceuticals, Inc. (I)				85,000	1,195,100

Onyx Pharmaceuticals, Inc. (I)				143,421	3,869,499

United Therapeutics Corp. (I)				11,000	959,530

Casinos & Gaming 2.16%					6,664,110

Bally Technologies, Inc. (I)				244,256	5,410,270

Pinnacle Entertainment, Inc. (I)				223,900	1,253,840

See notes to financial statements

12	Small Cap Equity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Coal & Consumable Fuels 0.90%		$2,786,745

Walter Industries, Inc.	71,916	2,786,745

Communications Equipment 2.74%		8,459,797

Comtech Telecommunications Corp. (I)	174,717	8,459,797

Construction & Farm Machinery & Heavy Trucks 3.22%		9,910,286

Bucyrus International, Inc.	140,050	3,379,407

Force Protection, Inc. (I)	2,340,817	6,530,879

Data Processing & Outsourced Services 0.61%		1,889,594

Euronet Worldwide, Inc. (I)	158,523	1,889,594

Diversified Commercial & Professional Services 3.90%		12,017,250

Acacia Research/Acacia Technologies, Inc. (I)	468,886	1,209,726

FTI Consulting, Inc. (I)	136,484	7,950,193

Hill International, Inc. (I)	454,989	2,857,331

Electrical Components & Equipment 1.04%		3,222,961

EnerSys, Inc. (I)	187,587	2,479,900

Fushi Copperweld, Inc. (I)	166,980	743,061

Electronic Equipment Manufacturers 1.19%		3,677,006

I.D. Systems, Inc. (I)(W)	677,165	3,677,006

Environmental & Facilities Services 1.45%		4,463,859

Energy Solutions, Inc.	114,300	515,493

Team, Inc. (I)	142,181	3,948,366

Fertilizers & Agricultural Chemicals 1.29%		3,981,898

Intrepid Potash, Inc. (I)	183,160	3,981,898

Health Care Equipment 14.27%		43,994,382

Conceptus, Inc. (I)	245,862	3,982,964

Electro-Optical Sciences, Inc. (I)	763,126	2,663,310

Micrus Endovascular Corp. (I)	328,578	3,877,220

NuVasive, Inc. (I)	186,280	8,771,925

ResMed, Inc. (I)	228,784	7,838,140

SenoRx, Inc. (I)	482,672	1,274,254

Somanetics Corp. (I)	278,118	5,214,713

SonoSite, Inc. (I)	203,406	4,285,765

Spectranetics Corp. (I)	563,807	1,691,421

Thoratec Corp. (I)	178,500	4,394,670

Health Care Services 0.05%		144,979

Providence Service Corp. (I)	120,816	144,979

Health Care Supplies 1.83%		5,627,153

Align Technology, Inc. (I)	537,470	3,724,667

RTI Biologics, Inc. (I)	623,766	1,902,486

Health Care Technology 1.27%		3,919,025

Allscripts Healthcare Solutions, Inc.	352,203	2,289,320

Phase Forward, Inc. (I)	114,205	1,629,705

See notes to financial statements

Annual report | Small Cap Equity Fund	13

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Household Appliances 2.31%		$7,110,036

iRobot Corp. (I)	688,957	7,110,036

Industrial Machinery 1.12%		3,447,306

Flow International Corp. (I)	897,736	3,447,306

Integrated Oil & Gas 2.08%		6,398,595

InterOil Corp. (I)	443,116	6,398,595

Internet Software & Services 3.40%		10,467,157

Constant Contact, Inc. (I)	532,030	6,389,680

VistaPrint Ltd. (I)	238,868	4,077,477

Investment Banking & Brokerage 1.65%		5,077,117

Greenhill & Co., Inc.	76,961	5,077,117

Life Sciences Tools & Services 4.79%		14,763,313

AMAG Pharmaceuticals, Inc. (I)	152,013	4,648,557

Caliper Life Sciences, Inc. (I)	610,060	854,084

Exelixis, Inc. (I)	627,763	2,159,505

Kendle International, Inc. (I)	47,381	856,175

Sequenom, Inc. (I)	346,944	6,244,992

Movies & Entertainment 1.80%		5,549,693

Imax Corp. (I)	1,767,418	5,549,693

Oil & Gas Equipment & Services 0.99%		3,055,835

Dril-quip, Inc. (I)	123,718	3,055,835

Oil & Gas Exploration & Production 3.42%		10,530,323

Atwood Oceanics, Inc. (I)	125,000	3,435,000

Comstock Resources, Inc. (I)	100,814	4,982,228

Rex Energy Corporation (I)	311,666	2,113,095

Packaged Foods & Meats 3.35%		10,340,827

Green Mountain Coffee Roasters, Inc. (I)	165,858	4,808,223

Smart Balance, Inc. (I)	772,710	5,532,604

Pharmaceuticals 3.73%		11,507,508

Bioform Medical, Inc. (I)	712,764	1,461,166

Inspire Pharmaceuticals, Inc. (I)	1,006,771	3,684,782

Matrixx Initiatives, Inc. (I)	333,886	5,472,392

OSI Pharmaceuticals, Inc. (I)	23,430	889,168

Property & Casualty Insurance 2.66%		8,211,844

Navigators Group, Inc. (I)	33,278	1,680,872

ProAssurance Corp. (I)	118,853	6,530,972

Railroads 2.39%		7,371,551

Genesee & Wyoming, Inc. (Class A) (I)	221,036	7,371,551

Regional Banks 4.57%		14,081,824

IBERIABANK Corp.	97,392	4,961,148

PrivateBancorp, Inc.	118,894	4,281,373

Signature Bank (I)	148,536	4,839,303

See notes to financial statements

14	Small Cap Equity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Semiconductor Equipment 1.69%		$5,198,912

Mattson Technology, Inc. (I)	884,841	2,318,284

Varian Semiconductor Equipment Associates, Inc. (I)	146,821	2,880,628

Semiconductors 2.80%		8,622,265

Atheros Communications (I)	199,385	3,582,948

Netlogic Microsystems, Inc. (I)	238,604	5,039,317

Specialty Stores 1.72%		5,288,769

Hibbett Sports, Inc. (I)	296,955	5,288,769

Steel 0.64%		1,970,459

Haynes International, Inc. (I)	77,853	1,970,459

Systems Software 2.08%		6,400,656

NetSuite, Inc. (I)	181,552	1,791,918

Progress Software Corp. (I)	200,904	4,608,738

Issuer	Shares	Value

Warrants 0.00%		$12,723
(Cost $0)

Health Care Supplies 0.00%		12,707

Electro-Optical Sciences, Inc. (B)(I)	26,639	12,707

Internet Software & Services 0.00%		16

Access Integrated Techonologies, Inc. (B)(I)	75,000	16

	Par value
Issuer, description, maturity date	(000)	Value

Short-term investments 0.27%		$821,000
(Cost $821,000)

Joint Repurchase Agreement 0.27%		821,000

Joint Repurchase Agreement with Barclays PLC dated 10-31-08
at 0.15% to be repurchased at $821,010 on 11-03-08,
collateralized by $995,248 U.S. Treasury Inflation Index Note,
1.75%, due 01-15-28 (valued at $837,420, including interest).	$821	821,000

Total investments (Cost $411,061,286)† 99.22%		$305,789,467

Other assets and liabilities, net 0.78%		$2,400,023

Total net assets 100.00%		$308,189,490

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income producing security.

See notes to financial statements

Annual report | Small Cap Equity Fund	15

F I N A N C I A L   S T A T E M E N T S

Notes to Schedule of Investments (continued)

(W)The Fund owns 5% or more of the outstanding voting securities of the issuer.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $413,756,901. Net unrealized depreciation aggregated $107,967,434, of which $35,578,345 related to appreciated investment securities and $143,545,779 related to depreciated investment securities.

Written options on securities for the year ended October 31, 2008 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	357	$73,328

Options written	1,677	493,103

Options closed	(537)	(159,406)

Options exercised	(605)	(169,369)

Options expired	(892)	(237,656)
Outstanding, end of period	—	—

The Fund had no outstanding written options on October 31, 2008.

See notes to financial statements

16	Small Cap Equity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $398,763,306)	$302,112,461
Investments in affiliated issuers, at value (Cost $12,297,980)	3,677,006

Total investments, at value (Cost $411,061,286)	305,789,467
Cash	762
Receivable for investments sold	9,918,880
Receivable for shares sold	314,312
Interest and dividends receivable	147,159
Receivable from affiliates	183,712
Other assets	38,992

Total assets	316,393,284

Liabilities

Payable for investments purchased	6,738,376
Payable for shares repurchased	618,838
Payable to affiliates
Management fees	185,677
Distribution and service fees	118,849
Other	423,022
Other payables and accrued expenses	119,032

Total liabilities	8,203,794

Net assets

Capital paid-in	779,611,719
Accumulated net realized loss on investments	(366,097,392)
Net unrealized depreciation of investments	(105,271,819)
Accumulated net investment loss	(53,018)

Net assets	$308,189,490

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($240,114,475 ÷ 19,088,531 shares)	$12.58
Class B ($45,931,867 ÷ 3,976,017 shares)[1]	$11.55
Class C ($17,117,279 ÷ 1,481,109 shares)[1]	$11.56
Class I ($3,476,432 ÷ 264,122 shares)	$13.16
Class R1 ($1,549,437 ÷ 124,642 shares)	$12.43

Maximum offering price per share

Class A ($12.58 ÷ 95.0%)[2]	$13.24

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Small Cap Equity Fund	17

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (including special dividends of $1,880,843)	$2,507,890
Interest	273,993
Securities lending	5,765
Income from affiliated issuers	5,715
Total investment income	2,793,363

Expenses

Investment management fees (Note 5)	3,788,958
Distribution and service fees (Note 5)	2,424,125
Transfer agent fees (Note 5)	2,087,648
Accounting and legal services fees (Note 5)	68,947
Printing fees	153,281
Custodian fees	97,990
Professional fees	81,844
Blue sky fees	43,321
Trustees’ fees	22,390
Miscellaneous	33,780

Total expenses	8,802,284
Less expense reductions (Note 5)	(26,717)

Net expenses	8,775,567

Net investment loss	(5,982,204)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(132,623,334)
Investments in affiliated issuers	(2,814,565)
Options written	325,330
Foreign currency transactions	(21,322)
(135,133,891)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(205,231,943)
Investments in affiliated issuers	12,949,898
Options written	2,321
Translation of assets and liabilities in foreign currencies	33
(192,279,691)
Net realized and unrealized loss	(327,413,582)

Decrease in net assets from operations	($333,395,786)

See notes to financial statements

18	Small Cap Equity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-07	10-31-08

Increase (decrease) in net assets

From operations
Net investment loss	($10,736,702)	($5,982,204)
Net realized gain (loss)	90,265,936	(135,133,891)
Change in net unrealized appreciation (depreciation)	11,166,497	(192,279,691)

Increase (decrease) in net assets resulting from operations	90,695,731	(333,395,786)

From Fund share transactions (Note 6)	(214,108,831)	(124,005,031)

Total decrease	(123,413,100)	(457,400,817)

Net assets

Beginning of year	889,003,407	765,590,307
End of year[1]	$765,590,307	$308,189,490

1 Includes accumulated net investment loss of $140,472 and $53,018, respectively.

See notes to financial statements

Annual report | Small Cap Equity Fund	19

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$15.61	$17.38	$20.00	$22.00	$24.60
Net investment loss[1]	(0.13)	(0.20)	(0.21)	(0.26)	(0.18)[4]
Net realized and unrealized gain
(loss) on investments	1.90	2.82	2.21	2.86	(11.84)
Total from investment operations	1.77	2.62	2.00	2.60	(12.02)
Net asset value, end of year	$17.38	$20.00	$22.00	$24.60	$12.58
Total return (%)[2]	11.34[3]	15.07[3]	10.00[3]	11.82	(48.86)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$213	$214	$620	$539	$240
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	1.47	1.42	1.40	1.49
Expenses net of all fee waivers	1.48	1.42	1.40	1.40	1.49
Expenses net of all fee waivers
and credits	1.48	1.42	1.40	1.40	1.49
Net investment loss	(0.79)	(1.05)	(1.00)	(1.14)	(0.95)[4]
Portfolio turnover (%)	54	38	30	35	58

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.07 and 0.35%, respectively.

See notes to financial statements

20	Small Cap Equity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$14.85	$16.43	$18.77	$20.50	$22.77
Net investment loss[1]	(0.24)	(0.31)	(0.34)	(0.40)	(0.31)[4]
Net realized and unrealized gain
(loss) on investments	1.82	2.65	2.07	2.67	(10.91)
Total from investment operations	1.58	2.34	1.73	2.27	(11.22)
Net asset value, end of year	$16.43	$18.77	$20.50	$22.77	$11.55
Total return (%)[2]	10.64[3]	14.24[3]	9.22[3]	11.07	(49.28)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$168	$140	$189	$146	$46
Ratios (as a percentage of average net assets):
Expenses before reductions	2.21	2.17	2.12	2.10	2.19
Expenses net of all fee waivers	2.18	2.12	2.10	2.10	2.19
Expenses net of all fee waivers
and credits	2.18	2.12	2.10	2.10	2.19
Net investment loss	(1.48)	(1.75)	(1.71)	(1.84)	(1.70)[4]
Portfolio turnover (%)	54	38	30	35	58

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.06 and 0.35%, respectively.

See notes to financial statements

Annual report | Small Cap Equity Fund	21

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$14.86	$16.43	$18.77	$20.50	$22.77
Net investment loss[1]	(0.24)	(0.31)	(0.35)	(0.40)	(0.30)[4]
Net realized and unrealized gain
(loss) on investments	1.81	2.65	2.08	2.67	(10.91)
Total from investment operations	1.57	2.34	1.73	2.27	(11.21)
Net asset value, end of year	$16.43	$18.77	$20.50	$22.77	$11.56
Total return (%)[2]	10.57[3]	14.24[3]	9.22[3]	11.07	(49.23)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$59	$48	$54	$43	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	2.20	2.17	2.12	2.10	2.19
Expenses net of all fee waivers	2.17	2.12	2.10	2.10	2.19
Expenses net of all fee waivers
and credits	2.17	2.12	2.10	2.10	2.19
Net investment loss	(1.47)	(1.75)	(1.71)	(1.84)	(1.67)[4]
Portfolio turnover (%)	54	38	30	35	58

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.06 and 0.35%, respectively.

See notes to financial statements

22	Small Cap Equity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$15.86	$17.77	$20.56	$22.73	$25.57
Net investment loss[1]	(0.03)	(0.10)	(0.10)	(0.14)	(0.12)[4]
Net realized and unrealized gain
(loss) on investments	1.94	2.89	2.27	2.98	(12.29)
Total from investment operations	1.91	2.79	2.17	2.84	(12.41)
Net asset value, end of year	$17.77	$20.56	$22.73	$25.57	$13.16
Total return (%)[2]	12.04	15.70	10.55	12.49	(48.53)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$21	$25	$23	$34	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.87	0.85	0.83	0.84
Expenses net of all fee waivers	0.86	0.87	0.85	0.83	0.84
Expenses net of all fee waivers
and credits	0.86	0.87	0.85	0.83	0.84
Net investment loss	(0.19)	(0.50)	(0.45)	(0.59)	(0.57)[4]
Portfolio turnover (%)	54	38	30	35	58

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.07 and 0.35%, respectively.

See notes to financial statements

Annual report | Small Cap Equity Fund	23

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R1 SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07[1]	10-31-08

Per share operating performance

Net asset value, beginning of year	$15.60	$17.35	$19.96	$21.84	$24.34
Net investment loss[2]	(0.16)	(0.20)	(0.30)	(0.35)	(0.19)[6]
Net realized and unrealized gain
(loss) on investments	1.91	2.81	2.18	2.85	(11.72)
Total from investment operations	1.75	2.61	1.88	2.50	(11.91)
Net asset value, end of year	$17.35	$19.96	$21.84	$24.34	$12.43
Total return (%)[3]	11.22	15.04	9.42	11.45	(48.93)[4]

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]	$2	$2	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.62	1.44	1.81	1.82	1.62
Expenses net of all fee waivers	1.62	1.44	1.81	1.82	1.62
Expenses net of all fee waivers
and credits	1.62	1.44	1.81	1.82	1.62
Net investment loss	(0.96)	(1.07)	(1.43)	(1.56)	(1.03)[6]
Portfolio turnover (%)	54	38	30	35	58

1 Effective 11-6-06 the Board of Trustees elected to change the name of Class R to Class R1.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Less than $500,000.

6 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.07 and 0.35%, respectively.

See notes to financial statements

24	Small Cap Equity Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Small Cap Equity Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R1 shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Listed options if no closing price is available are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S.

Annual report | Small Cap Equity Fund	25

securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underly ing securities for the joint account on the Fund’s behalf. When a Fund enters into a repurchase agreement, it receives delivery of collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is generally 102% of the repurchase amount.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class A, Class B, Class C, Class I and Class R1 shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and

26	Small Cap Equity Fund | Annual report

adjustments are made when actual amounts are known.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. There was no outstanding borrowing under the line of credit on October 31, 2008.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund may receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral.

The Fund has entered into an agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent may be affected by the failure and by any delays in recovery of the securities (or loss of rights in the collateral).

Options

The Fund may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio).

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as

Annual report | Small Cap Equity Fund	27

a result, bears the market risk of unfavorable change in the price of the securities underlying the written option.

When the Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $363,401,777 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 — $23,996,440, October 31, 2010 — $139,953,021, October 31, 2011 — $65,557,630, October 31, 2014 — $1,384,074 and October 31, 2016 — $132,510,612. Availability of a certain amount of the loss carryforward may be limited in a given year. The John Hancock Focused Small Cap Growth Fund was acquired on September 26, 2003, by the John Hancock Small Cap Growth Fund. The John Hancock Small Cap Growth Fund was acquired on April 7, 2006, by the John Hancock Small Cap Equity Fund.

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of October 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim reporting periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of

28	Small Cap Equity Fund | Annual report

derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. There were no distributions during the years ended October 31, 2007 and October 31, 2008. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to net operating losses, foreign currency transactions and expiration of capital loss carryforwards.

Note 3
Risks and uncertainties
Small and medium-size company risk

Stocks of small and medium-size companies tend to be more volatile than those of large companies, and may underperform stocks of large companies. Small and medium-size companies may have limited product lines or markets, less access to financial resources or less operating experience, or may depend on a few key employees. Given this, small and medium-size stocks may be thinly traded, leading to additional liquidity risk due to the inabilities to trade in large volume.

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counter-party to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counter-party defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less information available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Annual report | Small Cap Equity Fund	29

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $1,000,000,000 of the Fund’s average daily net asset value and (b) 0.685% of the Fund’s average daily net asset value in excess of $1,000,000,000. The effective rate for the year ended October 31, 2008 is 0.70% of the Fund’s average daily net asset value. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to pay JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R1 shares, the Fund pays up to 0.25% of Class R1 average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2008, JH Funds received net up-front sales charges of $188,972 with regard to sales of Class A shares. Of this amount, $20,654 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $141,567 was paid as sales commissions to unrelated broker-dealers and $26,751 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2008, CDSCs received by JH Funds amounted to $115,094 for Class B shares and $1,036 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05%, 0.05%, 0.05%, 0.04% and 0.05% for Classes A, B, C, I and

30	Small Cap Equity Fund | Annual report

R1, respectively, of each class’s average daily net assets.

• For the period of November 1 ,2007 to May 31, 2008, the Fund paid a monthly fee which is based on an annual rate of $15.00, $17.50, $16.50, $15.00 and $15.00 for each shareholder account for Class A, B, C, I and R1, respectively. Effective June 1, 2008, all classes paid a monthly fee based on an annual rate of $16.50 per shareholder account.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

The Fund receives earnings credits from Signature Services as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended October 31, 2008, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $26,717 for transfer agent credits earned.

Class level expenses for the year ended October 31, 2008 were as follows:

	Distribution and	Transfer
Share class	service fees	agent fees

Class A	$1,186,101	$1,584,145
Class B	921,992	370,821
Class C	299,293	119,670
Class I	—	10,756
Class R1	16,739	2,256
Total	$2,424,125	$2,087,648

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year amounted to $68,947 with an effective rate of 0.01% of the Fund's average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Annual report | Small Cap Equity Fund	31

Note 6
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the years ended October 31, 2007, and the year ended October 31, 2008, along with the corresponding dollar value.

	Year ended 10-31-07		Year ended 10-31-08
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,326,782	$53,939,895	2,242,608	$42,660,901
Repurchased	(8,621,053)	(199,399,217)	(5,060,663)	(95,516,596)
Net decrease	(6,294,271)	$(145,459,322)	(2,818,055)	$(52,855,695)

Class B shares

Sold	341,081	$7,324,931	282,742	$4,927,626
Repurchased	(3,129,627)	(67,443,805)	(2,735,539)	(48,004,839)
Net decrease	(2,788,546)	$(60,118,874)	(2,452,797)	$(43,077,213)

Class C shares

Sold	95,890	$2,084,534	91,372	$1,574,827
Repurchased	(836,922)	(17,920,725)	(516,263)	(9,084,382)
Net decrease	(741,032)	$(15,836,191)	(424,891)	$(7,509,555)

Class I shares

Sold	781,783	$18,312,846	265,233	$5,448,541
Repurchased	(468,208)	(11,260,948)	(1,329,656)	(26,073,064)
Net increase (decrease)	313,575	$7,051,898	(1,064,423)	$(20,624,523)

Class R1 shares

Sold	70,142	$1,609,939	53,455	$1,009,332
Repurchased	(59,430)	(1,356,281)	(50,403)	(947,377)
Net increase	10,712	$253,658	3,052	$61,955

Net decrease	(9,499,562)	$(214,108,831)	(6,757,114)	$(124,005,031)

Note 7
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2008, aggregated $314,276,429 and $454,336,682, respectively.

Note 8
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2008, is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	gain (loss)	income	value

I.D. Systems, Inc.
bought: none
sold: 152,835 shares	830,000	677,165	(2,814,565)	—	3,677,006

32	Small Cap Equity Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of
John Hancock Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

Annual report | Small Cap Equity Fund	33

Tax information

Unaudited

The Fund paid no distributions during the tax year ended October 31, 2008. As a result, the 2008 U.S. Treasury Department Form 1099-DIV is not required to be mailed to shareholders.

34	Small Cap Equity Fund | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Small Cap Equity Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Small Cap Equity Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group;

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser;

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund;

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale;

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department;

(vii) the background and experience of senior management and investment professionals; and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Small Cap Equity Fund	35

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance for the 1-, 3- and 5-year periods was lower than the median for the Peer Group and Category and its benchmark index, the Russell 2000 Growth Index. The Board viewed favorably that the Fund’s performance for the 10-year period was higher than the median of the Peer Group and Category and its benchmark index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group and Category medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Net Expense Ratio was equal to the Peer Group median and not appreciably higher than the Category median. The Board also noted that the Fund’s Gross Expense Ratio was lower than the Peer Group and Category medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

36	Small Cap Equity Fund | Annual report

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Small Cap Equity Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	2004	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

38	Small Cap Equity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	1996	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2005	50

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Small Cap Equity Fund	39

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and
Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

40	Small Cap Equity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin was appointed by the Board as Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | Small Cap Equity Fund	41

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadviser
Deborah C. Jackson	MFC Global Investment
Charles L. Ladner*	Management (U.S.), LLC
Stanley Martin*
Dr. John A. Moore*	Principal distributor
Patti McGill Peterson*	John Hancock Funds, LLC
Steven R. Pruchansky
*Members of the Audit Committee	Custodian
†Non-Independent Trustee	State Street Bank & Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Independent registered
Francis V. Knox, Jr.	public accounting firm
Chief Compliance Officer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

42	Small Cap Equity Fund | Annual report

1-800-225-5291 1-800-554-6713 TDD 1-800-338-8080 EASI-Line www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Small Cap Equity Fund.	3700A 10/08
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/08

John Hancock
MUTUAL FUNDS

# John Hancock
# Financial Industries Fund

**Annual Report**
10.31.08

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

Recently, Susan Curry joined the Fund management team as a portfolio manager. She previously was a research officer for the Fund and has worked for the subadviser since 2001. Her business career began in 1993.

The 12 months ended October 31, 2008, captured a remarkable period in U.S. financial markets, accompanied by significant market declines. Damage from the U.S. subprime mortgage meltdown spread rapidly through the domestic financial sector, propelled by a crisis of confidence and massive deleveraging. Incredibly, Fannie Mae, Freddie Mac, American International Group (AIG), Washington Mutual, Wachovia, National City and all the major U.S. independent investment banks either failed, were seized by the government, merged out of existence or fundamentally altered their corporate structure. In this environment, the S&P 500 Index returned –36.10% .

“The 12 months ended October 31,
2008, captured a remarkable
period in U.S. financial markets,
accompanied by significant
market declines.”

For the year, John Hancock Financial Industries Fund’s Class A shares returned –45.40% . By comparison, returns for the Fund’s benchmark, the Standard & Poor’s Financial Index, and the average specialty-financial fund tracked by Morningstar, Inc., were –51.99% and –43.49%, respectively. Stock selection and an underweight position in money-center banks and large regional banks detracted most from performance relative to the benchmark. A number of stocks we held in this space hurt performance, led by Bank of America Corp., Citigroup, Inc. and Wachovia Corp., which we sold. Our international holdings also detracted from relative and absolute returns, led by Banco Daycoval, BNP Paribas, Banco Itau Holdings, and Turkiye Garanti Bankasi. However, it was beneficial that we cut our exposure to international banks — some of our biggest contributors to performance were high-quality regional banks we added with proceeds from the sale of our international holdings. Examples were PNC Financial Services Group, Inc., Private Bancorp, which we sold, and Signature Bank. We held an overweight position in insurers as a result of our decision to avoid companies with excess leverage and exposure to residential real estate. This positioning generally worked well, helping the portfolio’s relative, if not absolute, performance. Unfortunately, the leading detractor from absolute results was in this space in the form of AIG.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

6	Financial Industries Fund | Annual report

A look at performance

For the period ended October 31, 2008

		Average annual returns (%)				Cumulative total returns (%)
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	3-14-96	–48.12	–4.71	–0.84	—	–48.12	–21.44	–8.06	—

B	1-14-97	–47.90	–4.63	–0.88	—	–47.90	–21.09	–8.44	—

C	3-1-99	–46.19	–4.39	—	–1.70	–46.19	–20.11	—	–15.24

I1	3-1-01	–45.18	–3.26	—	–2.95	–45.18	–15.27	—	–20.54

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until February 28, 2009. The net expenses are as follows: Class A — 1.35%, Class B — 2.05%, Class C —2.05% . Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.40%, Class B — 2.10%, Class C — 2.10%. For Class I, the net expense equals the gross expense and is 0.91%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

Annual report | Financial Industries Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Financial Industries Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B2	10-31-98	$9,156	$9,156	$9,168	$10,403

C2	3-1-99	8,476	8,476	8,047	9,203

I3	3-1-01	7,946	7,946	6,900	8,948

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of October 31, 2008. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Financial Index — Index 1 — is an unmanaged index designed to measure the financial sector of the S&P 500.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I share prospectus.

8	Financial Industries Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2008, with the same investment held until October 31, 2008.

	Account value	Ending value	Expenses paid during
	on 5-1-08	on 10-31-08	period ended 10-31-08[1]

Class A	$1,000.00	$658.70	$5.84

Class B	1,000.00	$656.50	$8.75

Class C	1,000.00	$656.20	$8.74

Class I	1,000.00	$660.10	$3.96

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2008, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Financial Industries Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2008, with the same investment held until October 31, 2008. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-08	on 10-31-08	period ended 10-31-08[1]

Class A	$1,000.00	$1,018.10	$7.10

Class B	1,000.00	$1,014.60	$10.63

Class C	1,000.00	$1,014.60	$10.63

Class I	1,000.00	$1,020.40	$4.82

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.40%, 2.10%, 2.10% and 0.95% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

10	Financial Industries Fund | Annual report

Portfolio summary

Top 10 holdings[1]

Aon Corp.	6.2%	JPMorgan Chase & Co.	4.6%

Berkshire Hathaway, Inc. (Class A)	5.0%	Bank of New York Mellon Corp.	4.2%

ACE Ltd.	4.9%	State Street Corp.	3.8%

Bank of America Corp.	4.8%	BlackRock, Inc. (Class A)	3.7%

Charles Schwab Corp.	4.7%	T. Rowe Price Group, Inc.	3.3%

Industry distribution[1,2]

Asset management & custody banks	18%	Reinsurance	5%

Property & casualty insurance	13%	Multi-line insurance	3%

Diversified financial services	12%	Diversified banks	3%

Investment banking & brokerage	10%	Consumer finance	2%

Insurance brokers	9%	Data processing & outsourced services	2%

Regional banks	7%	Thrift & mortgage finance	1%

Specialized finance	6%	Other	1%

Life & health insurance	5%	Short-term investments & other	3%

1 As a percentage of net assets on October 31, 2008.

2 Sector investing is subject to greater risks than the market as a whole.

Annual report | Financial Industries Fund	11

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 96.72%		$329,091,811
(Cost $378,362,210)

Aerospace & Defense 0.38%		1,297,657

AerCap Holdings NV (I)	204,678	1,297,657

Application Software 0.54%		1,831,032

Net 1 UEPS Technologies, Inc. (I)	130,788	1,831,032

Asset Management & Custody Banks 17.50%		59,558,312

Aberdeen Asset Management PLC	2,769,531	4,182,448

Ameriprise Financial, Inc.	125,790	2,717,064

Bank of New York Mellon Corp.	438,816	14,305,402

BlackRock, Inc.	96,589	12,685,999

Northern Trust Corp.	24,926	1,403,583

State Street Corp.	299,543	12,985,189

T. Rowe Price Group, Inc.	285,246	11,278,627

Consumer Finance 2.43%		8,258,244

Discover Financial Services	332,364	4,071,459

Visa, Inc. (Class A)	75,642	4,186,785

Data Processing & Outsourced Services 2.19%		7,458,668

Wright Express Corp. (I)	544,826	7,458,668

Diversified Banks 3.08%		10,488,186

BNP Paribas SA	145,263	10,488,186

Diversified Financial Services 12.15%		41,339,411

Bank of America Corp.	673,273	16,273,008

Citigroup, Inc.	483,651	6,601,836

GlobeOp Financial Services	1,091,204	2,726,124

JPMorgan Chase & Co.	381,538	15,738,443

Insurance Brokers 8.94%		30,426,859

Aon Corp.	500,302	21,162,775

Willis Group Holdings, Ltd.	353,052	9,264,084

Investment Banking & Brokerage 9.89%		33,641,452

Charles Schwab Corp.	839,856	16,058,047

Goldman Sachs Group, Inc.	67,321	6,227,193

GP Investments, Ltd. (I)	45,000	155,781

Lazard, Ltd. (Class A)	371,244	11,200,431

See notes to financial statements

12	Financial Industries Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Life & Health Insurance 5.06%		$17,227,622

Aflac, Inc.	146,938	6,506,415

Principal Financial Group, Inc.	220,993	4,196,657

Prudential Financial, Inc.	217,485	6,524,550

Multi-Line Insurance 3.28%		11,143,784

HCC Insurance Holdings, Inc.	82,517	1,820,325

MetLife, Inc.	280,658	9,323,459

Property & Casualty Insurance 12.93%		43,981,526

ACE, Ltd.	292,970	16,804,759

Axis Capital Holdings, Ltd.	237,440	6,762,291

Berkshire Hathaway, Inc. (Class A) (I)	148	17,092,520

Progressive Corp.	232,793	3,321,956

Regional Banks 6.46%		21,997,435

First Midwest Bancorp, Inc.	6,328	140,545

KeyCorp	117,762	1,440,229

National City Corp.	705,562	1,905,017

PNC Financial Services Group, Inc.	115,448	7,696,918

Prosperity Bancshares, Inc.	45,485	1,510,557

Signature Bank	205,120	6,682,810

SVB Financial Group (I)	17,954	923,733

Synovus Financial Corp.	120,456	1,244,311

The Colonial BancGroup, Inc.	111,654	453,315

Reinsurance 4.65%		15,815,139

PartnerRe, Ltd.	155,635	10,534,933

Platinum Underwriters Holdings, Ltd.	157,836	5,009,715

Reinsurance Group of America, Inc.	7,244	270,491

Specialized Finance 6.33%		21,534,688

CME Group, Inc.	18,204	5,136,259

Interactive Brokers Group, Inc. (Class A) (I)	280,291	5,989,819

NYSE Euronext	157,579	4,755,734

The Nasdaq OMX Group, Inc. (I)	174,149	5,652,876

Thrifts & Mortgage Finance 0.91%		3,091,796

People’s United Financial, Inc.	163,779	2,866,132

Sovereign Bancorp, Inc.	77,815	225,664

See notes to financial statements

Annual report | Financial Industries Fund	13

F I N A N C I A L   S T A T E M E N T S

	Par value
Issuer, description, maturity date	(000)	Value

Short-term investments 2.14%		$7,285,000
(Cost $7,285,000)

Joint Repurchase Agreement 2.14%		7,285,000

Joint Repurchase Agreement with Barclays dated 10-31-08
at .150% to be repurchased at $7,285,091 on 11-3-08,
collateralized by $8,831,159 U.S. Treasury Inflation Indexed
Note 1.750% on 1-15-28 (valued at $7,430,700 including interest).	$7,285	7,285,000

Total investments (Cost $385,647,210)† 98.86%		$336,376,811

Other assets and liabilities, net 1.14%		$3,886,711

Total net assets 100.00%		$340,263,522

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $391,017,420. Net unrealized depreciation aggregated $54,640,609, of which $21,987,877 related to appreciated investment securities and $76,628,486 related to depreciated investment securities.

See notes to financial statements

14	Financial Industries Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (Cost $385,647,210)	$336,376,811
Foreign currency at value (Cost $10,195)	10,116
Cash	538,514
Receivable for investments sold	3,979,147
Receivable for shares sold	328,790
Dividends and interest receivable	519,105
Receivable from affiliates	86,188

Total assets	341,838,671

Liabilities

Payable for investments purchased	245,499
Payable for shares repurchased	391,061
Payable to affiliates
Management fees	229,203
Distribution and service fees	112,246
Transfer agent fees	411,553
Other	96,799
Other payables and accrued expenses	88,788

Total liabilities	1,575,149

Net assets

Capital paid-in	434,676,246
Accumulated net realized loss on investments	(48,468,919)
Net unrealized depreciation of investments and translation of assets and
liabilities in foreign currencies	(49,284,269)
Accumulated net investment income	3,340,464

Net assets	$340,263,522

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($296,304,395 ÷ 33,739,414 shares)	$8.78
Class B ($30,128,867 ÷ 3,684,980 shares)[1]	$8.18
Class C ($13,824,719 ÷ 1,692,293 shares)[1]	$8.17
Class I ($5,541 ÷ 615 shares)	$9.01

Maximum offering price per share

Class A2 ($8.78 ÷ 95%)	$9.24

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Financial Industries Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $248,697)	$11,984,039
Interest	168,209
Securities lending	165,136
Income from affiliated issuers	46,799

Total investment income	12,364,183

Expenses

Investment management fees (Note 5)	4,335,887
Distribution and service fees (Note 5)	2,187,509
Transfer agent fees (Note 5)	1,786,589
Accounting and legal services fees (Note 5)	63,351
Printing fees	136,921
Custodian fees	131,008
Professional fees	53,347
Blue sky fees	40,216
Trustees’ fees	25,798
Miscellaneous	23,266

Total expenses	8,783,892

Less expense reductions (Note 5)	(681,005)

Net expenses	8,102,887

Net investment income	4,261,296

Realized and unrealized gain (loss)

Net realized loss on
Investments	(45,934,836)
Foreign currency transactions	(483,514)
(46,418,350)
Change in net unrealized appreciation (depreciation) of
Investments	(267,875,772)
Translation of assets and liabilities in foreign currencies	(14,013)
(267,889,785)
Net realized and unrealized loss	(314,308,135)

Decrease in net assets from operations	($310,046,839)

See notes to financial statements

16	Financial Industries Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-07	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$4,307,421	$4,261,296
Net realized gain (loss)	162,516,318	(46,418,350)
Change in net unrealized appreciation (depreciation)	(102,060,423)	(267,889,785)

Increase (decrease) in net assets resulting from operations	64,763,316	(310,046,839)

Distributions to shareholders
From net investment income
Class A	(4,734,600)	(3,097,268)
Class I	(149)	(111)
From net realized gain
Class A	(85,070,334)	(121,626,792)
Class B	(19,677,351)	(19,539,564)
Class C	(2,850,143)	(3,841,552)
Class I	(1,581)	(2,351)
	(112,334,158)	(148,107,638)
From Fund share transactions (Note 6)	(69,944,334)	27,710,281

Total decrease	(117,515,176)	(430,444,196)

Net assets

Beginning of year	888,222,894	770,707,718

End of year[1]	$770,707,718	$340,263,522

1 Includes accumulated net investment income of $2,660,350 and $3,340,464, respectively.

See notes to financial statements

Annual report | Financial Industries Fund	17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$16.78	$17.76	$19.50	$21.38	$20.21
Net investment income[1]	0.12	0.09	0.13[2]	0.13	0.11
Net realized and unrealized gain
(loss) on investments	0.86	2.10	3.18	1.41	(7.62)
Total from investment operations	0.98	2.19	3.31	1.54	(7.51)
Less distributions
From net investment income	—	(0.12)	(0.06)	(0.14)	(0.09)
From net realized gain	—	(0.33)	(1.37)	(2.57)	(3.83)
Total distributions	—	(0.45)	(1.43)	(2.71)	(3.92)
Net asset value, end of year	$17.76	$19.50	$21.38	$20.21	$8.78
Total return (%)[3,4]	5.84	12.57	17.86	7.84	(45.40)

Ratios and supplemental data

Net assets, end of year (in millions)	$304	$481	$703	$648	$296
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.48	1.46	1.40	1.51
Expenses net of all fee waivers	1.45	1.44	1.40	1.35	1.39
Expenses net of all fee waivers
and credits	1.45	1.44	1.40	1.35	1.38
Net investment income	0.68	0.50	0.64[2]	0.63	0.88
Portfolio turnover (%)	29	14	25	72	52

1 Based on the average of the shares outstanding.

2 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.22% of average net assets.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements

18	Financial Industries Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$16.20	$17.03	$13.67	$20.34	$19.11
Net investment income (loss)[1]	—[2]	(0.03)	0.02[3]	(0.01)	0.02
Net realized and unrealized gain
(loss) on investments	0.83	2.00	3.02	1.35	(7.12)
Total from investment operations	0.83	1.97	3.04	1.34	(7.10)
Less distributions
From net realized gain	—	(0.33)	(1.37)	(2.57)	(3.83)
Total distributions	—	(0.33)	(1.37)	(2.57)	(3.83)
Net asset value, end of year	$17.03	$18.67	$20.34	$19.11	$8.18
Total return (%)[4,5]	5.12	11.75	17.10	7.12	(45.76)

Ratios and supplemental data

Net assets, end of year (in millions)	$757	$418	$162	$103	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	2.18	2.18	2.16	2.10	2.21
Expenses net of all fee waivers	2.15	2.14	2.10	2.05	2.09
Expenses net of all fee waivers
and credits	2.15	2.14	2.10	2.05	2.08
Net investment income (loss)	(0.02)	(0.16)	0.12[3]	(0.05)	0.19
Portfolio turnover (%)	29	14	25	72	52

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.05 per share and 0.24% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements

Annual report | Financial Industries Fund	19

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$16.19	$17.03	$18.67	$20.33	$19.09
Net investment income (loss)[1]	—[2]	(0.03)	—[2,3]	(0.01)	0.02
Net realized and unrealized gain
(loss) on investments	0.84	2.00	3.03	1.34	(7.11)
Total from investment operations	0.84	1.97	3.03	1.33	(7.09)
Less distributions
From net realized gain	—	(0.33)	(1.37)	(2.57)	(3.83)
Total distributions	—	(0.33)	(1.37)	(2.57)	(3.83)
Net asset value, end of year	$17.03	$18.67	$20.33	$19.09	$8.17
Total return (%)[4,5]	5.19	11.75	17.04	7.07	(45.76)

Ratios and supplemental data

Net assets, end of year (in millions)	$29	$24	$23	$19	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	2.18	2.18	2.16	2.10	2.21
Expenses net of all fee waivers	2.15	2.14	2.10	2.05	2.09
Expenses net of all fee waivers
and credits	2.15	2.14	2.10	2.05	2.08
Net investment income (loss)	(0.02)	(0.18)	(0.01)[3]	(0.07)	0.17
Portfolio turnover (%)	29	14	25	72	52

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Net investment income per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.23% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements

20	Financial Industries Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-04	10-31-05	10-31-06	10-31-07	10-31-08

Per share operating performance

Net asset value, beginning of year	$16.98	$18.07	$19.85	$21.80	$20.65
Net investment income[1]	0.22	0.20	0.24[2]	0.22	0.18
Net realized and unrealized gain
(loss) on investments	0.87	2.13	3.24	1.44	(7.81)
Total from investment operations	1.09	2.33	3.48	1.66	(7.63)
Less distributions
From net investment income	—	(0.22)	(0.16)	(0.24)	(0.18)
From net realized gain	—	(0.33)	(1.37)	(2.57)	(3.83)
Total distributions	—	(0.55)	(1.53)	(2.81)	(4.01)
Net asset value, end of year	$18.07	$19.85	$21.80	$20.65	$9.01
Total return (%)[3]	6.42	13.17	18.49	8.31	(45.18)[5]

Ratios and supplemental data

Net assets, end of year (in millions)	—[4]	—[4]	—[4]	—[4]	—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.91	0.90	0.91	0.94
Expenses net of all fee waivers	0.91	0.91	0.90	0.91	0.94
Expenses net of all fee waivers
and credits	0.91	0.91	0.90	0.91	0.93
Net investment income	1.21	1.04	1.17	1.07	1.33
Portfolio turnover (%)	29	14	25	72	52

1 Based on the average of the shares outstanding.

2 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.05 per share and 0.23% of average net assets.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Less than $500,000.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

See notes to financial statements

Annual report | Financial Industries Fund	21

Notes to financial statements

Note 1
Organization

John Hancock Financial Industries Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by

22	Financial Industries Fund | Annual report

and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. When a Fund enters into a repurchase agreement, it receives delivery of collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is generally 102% of the repurchase amount.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class A, Class B, Class C and Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $150 million,

Annual report | Financial Industries Fund	23

collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. There was no outstanding borrowing under the line of credit on October 31, 2008.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $43,097,304 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: October 31, 2016 — $43,097,304.

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of October 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years or interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $8,744,797 and long-term capital gain $103,589,361. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $26,756,420 and long-term capital gain $121,351,218. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same

24	Financial Industries Fund | Annual report

time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2008, the components of distributable earnings on a tax basis included $3,369,908 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions.

Note 3
Risk and uncertainties

Sector risk — financial industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Risk associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example there is generally less information available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemni-fied against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Advisor), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s average daily net asset value, (b) 0.75% of the next $500,000,000, (c) 0.735% of the next $1,000,000,000 and (d) 0.725% of the Fund’s average daily net asset value in excess of $2,000,000,000. The effective rate for the year ended October 31, 2008 is 0.79% of the Fund’s average daily net asset value. The Fund has a subadvisory agreement with MFC

Annual report | Financial Industries Fund	25

Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to pay JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2008, JH Funds received net up-front sales charges of $577,565 with regard to sales of Class A shares. Of this amount, $90,424 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $467,719 was paid as sales commissions to unrelated broker-dealers and $19,422 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2008, CDSCs received by JH Funds amounted to $70,703 for Class B shares and $7,261 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05%, 0.05%, 0.05%, and 0.04% for Classes A, B, C, and I, respectively, of each class’s average daily net assets.

• For the period of November 1, 2007 to  May 31, 2008, the Fund paid a monthly fee which is based on an annual rate of $15.00, $17.50, $16.50 and $15.00 for each shareholder account for Class A, B, C and I, respectively. Effective June 1, 2008, all classes paid a monthly fee based on an annual rate of $16.50 per shareholder account.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

Signature Services has agreed to contractually limit the transfer agent expenses to 0.20% for Classes A, B and C until February 28, 2009 and thereafter until terminated by Signature Services. Waivers and reimbursements under this plan were $563,091, $72,966 and $21,472 for Classes A, B and C, respectively, for the year ended October 31, 2008. In addition, the Fund receives earnings credits from Signature Services as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended October 31, 2008, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $23,476 for transfer agent credits earned.

26	Financial Industries Fund | Annual report

Class level expenses for the year ended October 31, 2008 were as follows:

	Distribution and	Transfer
Share class	service fees	agent fees

Class A	$1,403,107	$1,528,481
Class B	606,057	200,130
Class C	178,345	57,974
Class I	—	4
Total	$2,187,509	$1,786,589

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year ended October 31, 2008 amounted to $63,351 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/ or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 6
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended October 31, 2007 and October 31, 2008, along with the corresponding dollar value.

	Year ended 10-31-07		Year ended 10-31-08
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,823,319	$57,218,494	4,714,738	$63,369,585
Distributions reinvested	4,221,972	81,441,842	7,432,383	113,566,810
Repurchased	(7,844,288)	(156,235,970)	(10,492,499)	(139,144,692)
Net increase (decrease)	(798,997)	($17,575,634)	1,654,622	$37,791,703

Class B shares

Sold	252,516	$4,778,048	515,597	$6,278,657
Distributions reinvested	1,000,780	18,374,310	1,290,452	18,479,270
Repurchased	(3,857,471)	(73,556,432)	(3,498,514)	(43,574,514)
Net decrease	(2,604,175)	($50,404,074)	(1,692,465)	($18,816,587)

Class C shares

Sold	133,473	$2,499,481	935,706	$11,342,240
Distributions reinvested	145,183	2,664,096	245,570	3,514,105
Repurchased	(376,621)	(7,128,203)	(509,725)	(6,121,180)
Net increase (decrease)	(97,965)	($1,964,626)	671,551	$8,735,165

Net increase (decrease)	(3,501,137)	($69,944,334)	633,709	$27,710,281

Note 7
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2008, aggregated $284,588,263 and $409,922,402, respectively.

Annual report | Financial Industries Fund	27

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John
Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

28	Financial Industries Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2008.

The Fund has designated distributions to shareholders of $121,351,218 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2008, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

Annual report | Financial Industries Fund	29

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Financial
Industries Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not interested persons of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Financial Industries Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The

30	Financial Industries Fund | Annual report

key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark indices. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance for the 10-year period was lower than the performance of the Peer Group and Category medians, and its benchmark indices, the Standard & Poor’s 500-Financials Index and Standard & Poor’s 500 Index. The Board noted that the Fund’s performance for the 3-, 5- and 10-year periods was lower than the Standard & Poor’s 500 Index, as was the Category and Peer Group medians. The Board viewed favorably that the Fund’s performance for the 1-, 3- and 5-year periods was higher than the median performance of the Peer Group and Category, and the Standard & Poor’s 500-Financials Index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group and lower than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were equal to the median rate of the Peer Group and not appreciably higher than the median rate of the Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the

Annual report | Financial Industries Fund	31

Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

32	Financial Industries Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	2004	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Annual report | Financial Industries Fund	33

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	1996	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2005	50

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

34	Financial Industries Fund | Annual report

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | Financial Industries Fund	35

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin was appointed by the Board as Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

36	Financial Industries Fund | Annual report

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadviser
Deborah C. Jackson	MFC Global Investment
Charles L. Ladner*	Management (U.S.), LLC
Stanley Martin*
Dr. John A. Moore*	Principal distributor
Patti McGill Peterson*	John Hancock Funds, LLC
Steven R. Pruchansky
*Members of the Audit Committee	Custodian
†Non-Independent Trustee	State Street Bank & Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Thomas M. Kinzler	K&L Gates LLP
Secretary and Chief Legal Officer
Independent registered
Francis V. Knox, Jr.	public accounting firm
Chief Compliance Officer	PricewaterhouseCoopers LLP

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-225-5291	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:	Express mail:
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
P.O. Box 9510	Mutual Fund Image Operations
Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | Financial Industries Fund	37

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Financial Industries Fund.	7000A	10/08
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.		12/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $112,411 for the fiscal year ended October 31, 2008 (broken out as follows: John Hancock Financial Industries Fund - $32,719, John Hancock Regional Bank Fund - $41,421 and John Hancock Small Cap Equity Fund - $38,271) and $81,300 for the fiscal year ended October 31, 2007 (broken out as follows: John Hancock Financial Industries Fund - $22,350, John Hancock Regional Bank Fund - $31,050 and John Hancock Small Cap Equity Fund - $27,900). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2008 and fiscal year ended October 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $10,450 for the fiscal year ended October 31, 2008 (broken out as follows: John Hancock Financial Industries Fund -$3,000, John Hancock Regional Bank Fund - $3,500 and John Hancock Small Cap Equity Fund -$3,950) and $10,450 for the fiscal year ended October 31, 2007 (broken out as follows: John Hancock Financial Industries Fund - $3,000, John Hancock Regional Bank Fund - $3,500 and John Hancock Small Cap Equity Fund - $3,950). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2008 and fiscal year ended October 31, 2007 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,598,222 for the fiscal year ended October 31, 2008 and $1,413,619 for the fiscal year ended October 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders August recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 16, 2008